UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2016

THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.                             Results of Operations and Financial Condition.

The Registrant’s press release dated November 2, 2016, announcing its financial results for the third quarter of 2016, and the Registrant’s third quarter 2016 investor supplement are furnished as Exhibits 99.1 and 99.2, respectively, to this report.  The information contained in the press release and the investor supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.                             Financial Statements and Exhibits.

(d)  Exhibits

99.1                                                Registrant’s press release dated November 2, 2016
99.2                                                Third quarter 2016 Investor Supplement of The Allstate Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
(Registrant)

	By:	/s/ Samuel H. Pilch
Name: Samuel H. Pilch
Title: Senior Group Vice President and Controller

Date: November 2, 2016

3